First Choice Bancorp

Investor Presentation

July 2019

First Choice Bancorp

Forward Looking Statements

In addition to historical information, certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to management's beliefs, projections and assumptions concerning future results and events. Forward-looking statements, include descriptions of management's plans or objectives for future operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this presentation was prepared and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," 'project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions or the negative version of those words or phrases.

Forward looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. Risks and uncertainties that could cause our financial performance to differ materially from our goals, plans, expectations and projections expressed in forward-looking statements include those set forth in our filings with the SEC, including under Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018.

First Choice Bancorp

Corporate Overview

First Choice Bancorp

- First Choice Bank was founded in 2005
- First Choice Bank underwent a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp on December 21, 2017.
- Full service commercial bank serving markets throughout Southern California
- 9 branches and 2 loan production offices
- 17th largest publicly-traded bank headquartered in Southern California
- Evolved from an Asian-American focused bank to become a mainstream bank
- Strong commitment to relationship banking

Market Footprint



Hesperia
Angeles
San Bernardino
Riverside
Long Beach
Irvine
Temecula
Catalina Island
Essential
Fish Habitat...
Carlsbad
San Diego
Chula Vista
Tijuana

Estimated Financial Highlights

Total assets[1]: Approx. $1.7 billion

Total loans held for investment[1]: Approx. $1.3 billion

Total deposits[1]: Approx. $1.3 billion

Adjusted ROAA[2]: 1.62% (FY 2018); 1.80% (YTD 2019)

Adjusted ROAE[2]: 11.51% (FY 2018); 11.15% (YTD 2019)

Dividend yield: 3.56% (as of 7/17/19)

1. *As of June 30, 2019*
2. *Excludes merger, integration and public company registration expenses; see non-GAAP reconciliation in the appendix*

Investment Highlights

- Growing presence in attractive Southern California markets
- Demonstrated ability to generate strong organic balance sheet growth
- Above peer group net interest margin benefiting from increases in prevailing interest rates
- Proven track record of outstanding asset quality
- Highly accretive acquisition expected to drive strong earnings growth in 2019
- Recent developments enhancing marketability of stock
  - Increased market cap resulting from merger
  - NASDAQ listing in May 2018
  - Addition to Russell Indexes in June 2018
  - Initial sell-side analyst coverage (Hovde) in August 2018

2Q19 Financial Highlights continued

- **Net income of $6.8 million, or $0.58 per diluted share**
- **ROAA of 1.73% and ROAE of 10.86% (annualized)**
- **Total loans increased $62.4 million over the prior quarter, or 19.6% annualized**
- **Noninterest-bearing deposits represented 43.6% of total deposits**
- **NIM decreased 36 bps to 5.14% due to lower discount accretion, lower prepayment penalties and higher funding costs**
- **Efficiency ratio of 50.1%**
- **Annualized net recoveries of 0.02% of average loans**

First Choice Bancorp

Experienced Management Team

Executive	Position	Background	Years in Banking	FCB Tenure
Robert Franko	President & CEO	• CEO of PacTrust Bank • CEO of Beach Business Bank	30+	6
Lynn Hopkins	Chief Financial Officer	• CFO of Commercial Bank of California • Chief Accounting Officer of PacWest Bancorp	25+	Started in Sep. 2018
Gene May	Chief Credit Officer	Various management positions at: • Torrey Pines Bank • Pacific Western Bank • First Pacific Bancorp	30+	8
Yolanda Su	Chief Operations Administrator	• Part of original founding team of First Choice Bank • SVP at First Continental Bank	30+	14
Khoi Dang	General Counsel	• Partner, Duane Morris, LLP • Partner, Horgan, Rosen, Beckham & Coren	13+	Started in Mar. 2019

First Choice Bancorp

Pacific Commerce Bancorp Acquisition

Key Highlights

- **Completed July 31, 2018**
- **Added scale that is driving operational efficiencies**
- **Expands presence in Southern California and provides growth opportunities in new markets**
- **Extends footprint to San Diego**
- **Further diversifies customer base and loan portfolio**
- **Improves FCB's ability to compete for customers and banking talent**
- **Core system conversion completed in September 2018**

Financial Impact

- **Approximately 14.8% EPS accretion in 2019 (first full year of cost savings)**
- **TBV per share dilution payback period of 3.3 years (crossover method)**
- **PCB provided strong base of low-cost funding (approximately 55% noninterest-bearing deposits)**
- **Provided excess liquidity that lowered loan-to-deposit ratio and provided funding for future loan growth**

Branch Overview



Hesperia
Angeles National Forest
San Bernardino
Riverside
Long Beach
Irvine
Temecula
Catalina Island Essential Fish Habitat...
Carlsbad
San Diego
Chula Vista
Tijuana

First Choice Bancorp

Major Lines of Business

	Size (as of 6/30/19)	Customer and Market Focus/Portfolio Data
Commercial Real Estate	▪ $404 million investor-owned ▪ $180 million owner-occupied	▪ Well-diversified portfolio across property types ▪ Strong niche in hospitality; BOD serves as a significant source of referrals ▪ Avg. yield of 6.09%. No non-performing CRE Loans at 6/30/19.
Commercial and Industrial	▪ $333 million	▪ Well diversified portfolio across customer types from manufacturers to distributors and professionals ▪ Avg. yield of 6.12%; NPL/Total C&I Loans of 0.07% at 6/30/19.
Construction and Land	▪ $168 million construction ▪ $28 million land	▪ Residential construction primarily related to coastal properties where valuations are supported by supply constraints and strong demand ▪ Prime-based loans with maturities of less than three years ▪ Avg. yield of 7.59%. No non-performing Construction Loans at 6/30/19.
SBA	▪ $171 million	▪ Preferred SBA Lender; new funding of $33 million during 1H19. ▪ All loan officers originate SBA loans ▪ Average gain-on-sale margin of approximately 8% over the net carrying value in 2Q19 ▪ Avg. yield of 7.24%; NPL/Total SBA Loans of 1.42% at 6/30/19.

First Choice Bancorp

Track Record of Solid Profitability

Addition of PCB positively impacting ROAA and ROAE



Adjusted Return on Average Assets
2.0%
1.5%
1.0%
0.5%
1.02%
0.83%
1.62%
1.80%
Annualized
2016 1
2017
2018 2
2019 3



Adjusted Return on Average Shareholders' Equity
12.0%
10.0%
8.0%
6.0%
4.0%
8.57%
6.96%
11.51%
11.15%
Annualized
2016 1
2017
2018 2
2019 3

1. Represents First Choice Bank for 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.
2. FY 2018 excludes merger, integration and public company registration expenses; see non-GAAP reconciliation in the appendix.
3. For the six months ended June 30, 2019.

First Choice Bancorp

Strong Organic Loan Growth



Total Loans[1]
Organic
Acquisition
($ in millions)
$1,500
$1,200
$900
$600
$300
23.9% Total CAGR
PCB Acquisition
$512
$669
$704
$752
$879
$400
$1,344
12/31/2014[2]
12/31/2015[2]
12/31/2016[2]
12/31/2017
12/31/2018
6/30/2019

1. Total loans include loans held for sale, and total loans held for investment net of net discounts and deferred fees.
2. Represents First Choice Bank for 2014, 2015 and 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.

Well-Diversified Loan Portfolio

Total loans held for investment of $1.34 billion
At June 30, 2019


SBA
13%
Construction and Land Development
15%
Residential Real Estate
4%
CRE - Owner-Occupied
13%
CRE - Investor
30%
C&I
25%

First Choice Bancorp

Deposit Growth



Total Deposits
Organic
Acquisition
($ in millions)
$1,300
$1,200
$1,100
$1,000
$900
$800
$700
$600
$500
$400
$300
$200
$100
20.8% Total CAGR
PCB Acquisition
$536
$709
$757
$773
$777
$475
$1,256
12/31/2014 1
12/31/2015 1
12/31/2016 1
12/31/2017
12/31/2018
6/30/2019

1. Represents First Choice Bank for 2014, 2015 and 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.

First Choice Bancorp

Attractive Deposit Mix

Noninterest-Bearing Deposits have increased to 44% of total deposits following PCB acquisition


Noninterest-bearing demand
Money market, interest checking and savings
Time deposits
Cost of deposits
$ in million
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
1.10%
1.00%
0.90%
0.80%
0.70%
0.60%
0.50%
PCB acquisition added $475 million
$759
$785
$1,307
$1,252
$1,215
$1,256
27.5%
29.7%
19.7%
19.2%
21.1%
24.5%
46.5%
43.3%
38.0%
37.1%
34.8%
31.9%
26.0%
27.0%
42.3%
43.7%
44.1%
43.6%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19

First Choice Bancorp

Improving Efficiencies

Noninterest Expense and Adjusted Efficiency Ratio [1]



($ in millions)
$14.0
$12.0
$10.0
$8.0
$6.0
$4.0
$2.0
$0.0
$0.4
$0.3
$3.8
$0.9
62.3%
51.4%
51.9%
47.3%
50.2%
50.1%
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Adjustments to Noninterest Expense
Noninterest Expense ex. Adjustments
Adjusted Efficiency Ratio
Efficiency Ratio

- Increasing scale driving improved efficiencies
- Impact of PCB acquisition driving further improvement in efficiency ratio

1. See non-GAAP reconciliation in the Appendix

First Choice Bancorp

Trends in Yields, Costs and Margin


7%
6%
5%
4%
3%
2%
1%
0%
5.57%
5.56%
6.17%
6.32%
6.49%
6.62%
6.42%
4.35%
4.38%
4.73%
4.97%
5.34%
5.50%
5.14%
0.76%
0.79%
0.98%
0.81%
0.75%
0.75%
0.89%
4Q17
1Q18
2Q18
3Q18
4Q18
1Q19
2Q19
Average Loan Yield
Net interest Margin
Cost of Deposits

First Choice Bancorp

Solid Net Interest Margin


5.60%
5.40%
5.20%
5.00%
4.80%
4.60%
4.40%
4.20%
4.00%
4.35%
0.14%
4.21%
4.38%
0.01%
4.37%
4.73%
0.41%
4.32%
4.97%
0.36%
4.61%
5.34%
0.46%
4.88%
5.50%
0.38%
5.12%
5.14%
0.18%
4.96%
4Q17
1Q18
2Q18
3Q18 1
4Q18
1Q19
2Q19
Core
Accretion Income
Total

1. Contribution due to scheduled and accelerated discount accretion, prepayment penalties on loans and special FHLB dividend income

Strong Asset Quality

NPAs/Total Assets


0.60%
0.40%
0.20%
0.00%
0.38%
0.19%
0.11%
0.15%
12/31/2016 1
12/31/2017
12/31/2018
6/30/2019

NCOs/Average Loans


0.30%
0.10%
-0.10%
0.23%
0.24%
0.10%
-0.01%
2016 1
2017
2018
2019 2

1. Represents First Choice Bank for 2016. First Choice Bank completed a bank holding company reorganization and became a wholly-owned subsidiary of First Choice Bancorp in December 2017.
2. For the six months ended June 30, 2019.

Outlook and Financial Targets

- **Near-Term Priorities**
  - **Fully realize projected cost savings from PCB acquisition**
  - **Continue generating solid organic balance sheet growth**
  - **Expand lending relationships with PCB customers**
  - **Deepen presence in Southern California markets**

- **Long-Term Goals**
  - **Generate annual organic balance sheet growth of 10%**
  - **Maintain ROAA of >1.50% and achieve ROAE of 12%**
  - **Supplement organic growth with additional acquisitions that provide compelling strategic and financial rationale**

Contact Information

NAME	TITLE & CONTACT
Robert M. Franko 	**First Choice Bancorp** *President & Chief Executive Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 345-9241 **Email:** Rfranko@FirstChoiceBankCA.com
Lynn M. Hopkins 	**First Choice Bancorp** *Executive Vice President & Chief Financial Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 263-8327 **Email:** Lhopkins@FirstChoiceBankCA.com



Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092

Website: www.firstchoicebankca.com

Appendix

Use of Non-GAAP Financial Measures. This presentation contains certain non-GAAP financial measures in addition to results presented in accordance with GAAP. The Company uses certain non-GAAP financial measures to provide meaningful supplemental information regarding the Company's operational performance to enhance investors' overall understanding of such financial performance, permit investors to effectively analyze financial trends of our business activities, and enhance comparability with peers across the financial services sector. These non-GAAP financial measures are not a substitute for GAAP measures and should be read in conjunction with the Company's GAAP financial information. A reconciliation of non-GAAP financial measures to GAAP measures is included in the following slides.

First Choice Bancorp

Non-GAAP Reconciliation

Adjusted Net Income Reconciliation and Performance Metrics

	FY 2016 (restated [1])	FY 2017 (restated [1])	FY 2018	2019 YTD [4]
Net income	$ 8,349	$ 7,354	$ 15,130	$ 13,819
Add: After-tax merger, integration and public company registration costs [2]	-	-	4,029	-
Adjusted net income (non-GAAP)	$ 8,349	$ 7,354	$ 19,159	$ 13,819
Average assets	$ 817,355	$ 884,430	$ 1,184,309	$ 1,551,658
Return on average assets [3]	1.02%	0.83%	1.28%	1.80%
Adjusted return on average assets [3] (non-GAAP)	1.02%	0.83%	1.62%	1.80%
Average shareholders' equity	$ 97,397	$ 105,632	$ 166,474	$ 249,924
Less: Average intangible assets	-	-	33,575	79,829
Average tangible common equity (non-GAAP)	$ 97,397	$ 105,632	$ 132,899	$ 170,095
Return on average shareholders' equity [3]	8.57%	6.96%	9.09%	11.15%
Adjusted return on average shareholders' equity [3] (non-GAAP)	8.57%	6.96%	11.51%	11.15%
Return on average tangible common equity [3] (non-GAAP)	8.57%	6.96%	11.38%	16.38%
Adjusted return on average tangible common equity [3] (non-GAAP)	8.57%	6.96%	14.42%	16.38%

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).
2. After-tax merger, integration and public company registration costs include estimated non-deductible costs.
3. Computed on an annualized basis based on number of days for reporting period.
4. For the six months ended June 30, 2019.

First Choice Bancorp

Non-GAAP Reconciliation

Adjusted Net Interest Income

	For the quarter ended					
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Net Interest Margin						
Net interest income	$ 9,552	$ 10,819	$ 15,796	$ 19,502	$ 19,192	$ 18,836
Less: scheduled accretion income	-	-	663	1,016	526	499
Less: accelerated accretion and prepayment penalties	18	936	500	563	783	155
Less: FHLB dividend				100		
Core net interest income	$ 9,534	$ 9,883	$ 14,633	$ 17,823	$ 17,883	$ 18,182
Average total interest-earning assets	$ 884,789	$ 917,891	$ 1,261,341	$ 1,447,584	$ 1,415,528	$1,469,658
Net interest margin	4.38%	4.73%	4.97%	5.34%	5.50%	5.14%
Core net interest margin	4.37%	4.32%	4.61%	4.88%	5.12%	4.96%

First Choice Bancorp

Non-GAAP Reconciliation

Tangible Common Equity Ratio and Tangible Book Value Per Share

	As of			
	December 31, 2017 (restated [1])	December 31, 2018	March 31, 2019	June 30, 2019
Shareholders' equity	$ 105,694	$ 248,069	$ 248,135	$ 254,121
Less: Intangible assets	-	80,001	79,805	79,608
Tangible common equity (non-GAAP)	$ 105,694	$ 168,068	$ 168,330	$ 174,513
Total assets	$ 903,795	$ 1,622,501	$ 1,649,759	$ 1,730,433
Less: Intangible assets	-	80,001	79,805	79,608
Tangible assets (non-GAAP)	$ 903,795	$ 1,542,500	$ 1,569,954	$ 1,650,825
Equity to asset ratio	11.69%	15.29%	15.04%	14.69%
Tangible common equity ratio (non-GAAP)	11.69%	10.90%	10.72%	10.57%
Book value per share	$ 14.56	$ 21.16	$ 21.30	$ 21.65
Tangible book value per share (non-GAAP)	$ 14.56	$ 14.33	$ 14.45	$ 14.87
Shares outstanding	7,260,119	11,726,074	11,650,020	11,737,441

1. Certain amounts have been restated as explained in detail in the Company's joint proxy statement/prospectus filed with the Securities and Exchange Commission on May 2, 2018 pursuant to Rule 424(b)(3).

First Choice Bancorp

Non-GAAP Reconciliation

Adjusted Efficiency Ratio

	For the quarter ended					
	March 31, 2018	June 30, 2018	September 30, 2018	December 31, 2018	March 31, 2019	June 30, 2019
Noninterest expense (numerator)	$ 6,683	$ 6,325	$ 12,372	$ 10,840	$ 10,700	$ 10,605
Less: merger, integration and public company registration costs	374	356	3,797	859	-	-
Adjusted noninterest expense (numerator)	$ 6,309	$ 5,969	$ 8,568	$ 9,981	$ 10,700	$ 10,605
Net interest income	$ 9,552	$ 10,819	$ 15,796	$ 19,502	$ 19,192	$ 18,836
Plus: Noninterest income	569	787	712	1,570	2,122	2,322
Total net interest income and noninterest income (denominator)	$ 10,121	$ 11,606	$ 16,508	$ 21,072	$ 21,314	$ 21,158
Efficiency ratio	66.0%	54.5%	74.9%	51.4%	50.2%	50.1%
Adjusted efficiency ratio (non-GAAP)	62.3%	51.4%	51.9%	47.4%	50.2%	50.1%